EXHIBIT 10.9
                                 QUITCLAIM DEED

ROBERT A. DOAK, JR, with an address of 1207 Alta St., Trinidad, Colorado 81082 ("Grantor") for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby quitclaims to SUN RIVER ENERGY, INC with an address of 7609 Ralston Rd, Denver, Colorado 80002 ("Grantee"), its successors and assigns forever, all of Grantor's right, title and interest of whatever kind and nature in and to the lands described or identified on Exhibit A attached hereto and by this reference made a part hereof (containing 3 pages in Part 1 and 12 pages in Part 2 thereof) including, without limitation (a) interests in coal, oil and gas, gold, silver and other base and precious metals, and any other mineral rights of any type or nature owned by Grantor in lands located in Colfax County, New Mexico, but excluding all timber rights and all mining claims and deeds heretofore issued to third parties and recorded in the deed and claim records of Colfax County, New Mexico.

Witness the hand and seal of the Grantor as of the 23rd day of March, 2006.





                                                       By:   Robert A. Doak, Jr




                             NOTARY ACKNOWLEDGEMENT
State of Colorado        )
                         )
County of Las Animas )

The foregoing instrument was acknowledged before me 23rd day of March 2OO6.
My commission expires:                4/21/2009





                                                              Notary Public

 EXHIBIT A

                                to Quitclaim Deed

                                     ASSETS

Part 1:

All coal and other minerals, the base and precious metals, and petroleum and other mineral oils contained in the following described land located in Colfax County, New Mexico, together with the right to enter upon said described lands for the purpose of prospecting for and working the same and to remove the products thereof, as reserved unto Grantor in Maxwell Deed 1005 to Dolan B. Smith dated September 12, 1904 (recorded in Book U, Page 591); however, excluding coal rights, which were conveyed by Grantor to Charles Springer in Maxwell Deed No. 1040, dated June 5, 1905 (recorded in Book X, Page 120):

     BEGINNING at a point upon the boundary line between the States of Colorado and New Mexico, said point being seven hundred ninety-two (792) feet west of the intersection of the Range !in~ between Ranges 22 East and 23 East of the New Mexico Principal Meridian with said State boundary line, said point of beginning also being nine hundred twenty-four (924) feet east of the Eighty-third (83) Mile Stone on said state boundary line; thence south 24(degree) 15' east two thousand nine hundred thirty-seven and one-hundredth (2937.01) feet; thence south 45(degree)40' east two thousand six hundred seventy-three (2673) feet; thence south 4(degree) 15' west one thousand four hundred six and forty-six hundredths (1406.46) feet; thence south 55(degree)45' east three thousand four hundred ninety-eight (3498) feet; thence south 3(degree)0' east two thousand thirteen (2013) feet; thence south 46(degree)35' east one thousand one hundred eighty-eight
     (1188) feet; thence south 16(degree)0' east three thousand six hundred sixty-three and one-hundredth (3663.01) feet; thence south 24(degree)0' east one thousand two hundred ninety-three and six tenths (1293.6) feet; thence south 40(degree)5' east four thousand three hundred fifty-six (4356) feet, more or less, to intersection with southerly boundary of Section 5, Township 31 North, Range 23 East of the New Mexico Principal Meridian; thence east five thousand six hundred seventy-four and forty-eight hundredths (5674.48) feet, more or less, to the corner common to sections 3, 4, 9 and 10, Township 31 North, Range 23 East of the New Mexico Principal Meridian; thence south 5(degree)9' east one thousand four hundred fifty-two (1452) feet; thence south 86(degree)47' east one thousand five hundred fifty-one (1551) feet: thence south 79(degree) 16' east three thousand one hundred forty-nine and fifty-two hundredths (3149.52) feet;
     thence north 36(degree)29' east four hundred sixty-nine and ninety-two hundredths (469.92), feet, more or less, to a point at or near the middle of the right of way of The Atchison, Topeka and Santa Fe Railway Company; thence north 3(degree)41' west seven hundred fifty-two and four-tenths (752.4) feet; thence north 8(degree)46' east nine hundred fifty-seven (957) feet; thence north 24(degree)46' west two thousand nine hundred four (2904) feet; thence north 50(degree)29' west three hundred three and six-tenths (303.6) feet; thence north 27(degree)9' west one thousand four hundred ninety-nine and fifty-two hundredths (1499.52) feet; thence north 15(degree)33' west one thousand three hundred twenty (1320) feet; thence north 3(degree) 13' east two thousand two hundred ninety and two tenths (2290.2) feet; thence north 18(degree)51' west one thousand six hundred fifty-nine and nine tenths (1659.9) feet; thence north 39(degree) 17' west one thousand eight hundred sixty-six and eight tenths (1866.8) feet, more or less, to the point of intersection between the boundary line between Sections 27 and 34, Township 32 North, Range 23 East of the New Mexico Principal Meridian, and the western line of the

                                 Part 1-. Page 1
right of way of The Atchison, Topeka and Santa Fe Railway Company; thence westerly along said section line to the section corner common to Sections 27, 28, 33 and 34, Township 32 North, Range 23 East of the New Mexico Principal Meridian; thence westerly along the section line between Sections 28 and 33, Township 32 North, Range 23 East of the New Mexico Principal Meridian, three thousand six hundred thirty (3630) feet, more or less, to the southwest corner of a tract of land conveyed by the Board of Trustees of The Maxwell Land Grant Company to Mrs. Edith R. Brandenburg by deed dated August 12, 1892, recorded June 9, 1894, Book 0, page 49, records of Colfax County, New Mexico; thence north along the west boundary of said Brandenburg tract two thousand three hundred ten (2310) feet, more or less, to the northwest corner of said Brandenburg tract; thence east one thousand nine hundred seventy and fifty-one hundredths (1970.51) feet, more or less, to intersection with the eastern boundary line (or an extension thereof) of a tract of land conveyed by the Board of Trustees of The Maxwell Land Grant Company to Dolan B. Smith by deed dated September 18, 1896, recorded April 2 1908, Book Deeds W, page 188, records of Colfax County, New Mexico; thence north one thousand two hundred forty-six
(1246) feet along the eastern boundary of said Dolan B Smith tract; thence north 43(degree)53' east two thousand three hundred fifty-eight and six tenths (2358.6) feet, more or less, to the corner common to Sections 1, 22, 27 and 28, Township 2 North, Range 3 East of the New Mexico Principal Meridian; thence north along the section line between said Sections 21 and 22, two thousand six hundred seventy-three (2673) feet, more or less, to intersection with the boundary line between the States of Colorado and New Mexico; thence westerly along said State boundary line to the place of beginning, containing 5,361.1 acres.

All coal and other minerals, the base and precious metals, and petroleum and other mineral oils contained in the following described land located in Colfax County, New Mexico, together with the right to enter upon said described lands for the purpose of prospecting for and working the same and to remove the products thereof, and all timber and a right-of-way in connection with removal of same, as reserved unto Grantor in Maxwell Deed 1148 to S. A. Wiseman dated August 13, 1907 (recorded in Book W, Page 149); however, excluding coal rights, which were conveyed by Grantor to Charles Springer in Maxwell Deed No. 1040, dated June 5, 1905 (recorded in Book X, Page 120):

     BEGINNING at the quarter corner to Sections Twenty-three (23) and Twenty-four (24), Township Thirty-one (31) North, Range Twenty-three (23) East, N.M.P.M.; Thence North 13.19 chains to the intersection with the south line of the tract conveyed by The Maxwell Land Grant Company to John
     L. Laub by Deed No. 612, dated January 18, 1899; Thence South 80 degrees 40 minutes east along said Laub tract 688.4 feet to the southeast corner of the tract conveyed by Frances Bickely McCarty and Thomas C. McCarty, her husband, to Edgar Popejoy by deed dated May 28, 1947, recorded in Book 83 of Deeds at Page 585 of the records of Colfax County; Thence North 25 degrees 18 minutes West 540 feet; Thence North 74 degrees 02 minutes East 347 feet; Thence North 9 degrees 20 minutes East 225 feet; Thence South 80 degrees 40 minutes East 1430 feet to intersection with the West right-of-way line of the New Mexico and Southern Pacific Railroad (now A.T. & S.F. Ry.), said point of intersection being the eastern-most point on the boundary of the said tract conveyed by McCarty to Popejoy; Thence North-westerly on a curve following the eastern boundary of said tract and west right-of-way line of the railroad for a distance of 360 feet; thence North 41 degrees 14 minutes West 556.5 feet, more of less, to the point where the

                                  Part 1-Page 2

West right-of-way line of the railroad intersects the eastern boundary of the tract of land conveyed by The Maxwell Land Grant Company to S. A. Wiseman by deed No. 1148, dated August 13, 1907, and recorded in Book W of Deeds at Page 149 of the records of Colfax County, New Mexico; Thence following the boundary of said Wiseman tract and along the right-of-way of the New Mexico and Southern Pacific Railroad on the following courses and distances: Thence North 41 degrees 14 minutes West 45.60 chains to a point opposite the "Roth Slaughter House"; Thence North 28 degrees 1 minute West 42.66 chains to a point on the West side of the right-of-way of the New Mexico and Southern Pacific Railroad; thence North 65 degrees 57 minutes West 210 feet from the North end of Bridge No. 192; thence North 52 degrees 41 minutes West 19.35 chains; thence North 22 degrees 16 minutes West 8.24 chains; thence North 28 degrees 29 minutes West 7.16 chains; thence North 82 degrees 13 minutes West 4.80 chains; thence North 42 degrees 53 minutes West 42.50 chains; thence North 22 degrees 21 minutes West 10.40 chains to the northeast corner (a point at the mouth of said canon from the west-south of Hillside Station); thence following the course of said side canon on the following courses and distances; thence south 36 degrees 29 minutes West 7.12 chains; thence North 79 degrees 16 minutes West 47.72 chains; thence North 86 degrees 47 minutes West 23.50 chains to the northwest corner of the tract, which corner is South 5 degrees 9 minutes East 22 chains, from the corner to Sections Three (3), Four (4), Nine (9) and Ten (10), Township Thirty-one (31) North, Range Twenty-three (23) East; thence following southerly along divide between Railroad and Coal Canons and Railroad and Dillon Canons on the following courses and distances: thence South 17 degrees 31 minutes East 41.51 chains; thence South 34 degrees 7 minutes East 26.36 chains; thence South 7 degrees 54 minutes West 22.72 chains; thence South 2 degrees 24 minutes East 30.26 chains; thence South 38 degrees 36 minutes East 35.41 chains; thence South 26.64 chains to the northwest corner of the tract heretofore contracted to be sold to J. V. Cooney, Land Contract No. 482; thence East 33.50 chains to the northeast corner of said
J. V. Cooney tract; thence South 58 degrees East 15 chains; thence East 63 chains to quarter corner to Section Twenty-three (23) and Twenty-four (24), Township Thirty-one (31) North, Range Twenty-three (23) East, the point of beginning, containing 1834.89 acres, more of less.


                                 Part 1- Page 3

All rights reserved by Grantor in each of the deeds listed below covering lands in Colfax County, New Mexico and not subsequently conveyed to a third party in a subsequent deed recorded in the Colfax County records. The information listed under the headings "Location of Land" and "Rights Reserved by Maxwell Land Grant Co." is intended as a general description only, and the parties intend that Grantor convey to Grantee all rights that actually were reserved by it in each deed that is referenced by Book and Page under the heading "Deed Recorded" (and retained by Grantor), as to the lands specifically described in each such deed.



  ----------------------------------------------------------------------------------------------------------------------------------
           Original             Deed         Date         Deed Recorded       Location of Land         Rights Reserved by    Approx.
                                                                                                        Maxwell Land
           Grantee              No.                                        Sections    Twp.  Range     Grant Co.             Acres
                                                            Book Page
  ----------------------------------------------------------------------------------------------------------------------------------
    Herman Mutz                 130      12/13/1890     K         439     25 & 35         28 N    15 E     Coal, Minerals      275

                                                                           30             28N     16E
  ----------------------------------------------------------------------------------------------------------------------------------
   James Scully                738       6/25/1900      Q         175      12             27 N    15 E     Minerals            149
  ----------------------------------------------------------------------------------------------------------------------------------
   Herman Mutz                 793       2/18/1901      Q         192      25, 26, 35, 36 28 N    15 E     Minerals          1,310
  ----------------------------------------------------------------------------------------------------------------------------------
   Herman Mutz                 456       7/3/1897       Q         56       2              27 N    15 E     Coal & Minerals     200
  ----------------------------------------------------------------------------------------------------------------------------------


                                   Exhibit A
   ---------------------------------------------------------------------------------------------------------------------------------
   Original Deed            Deed Recorded     Location of Land         Rights Reserved by         Approx.
   Grantee  No.   Date      Book Page      Sections   Twp.  Range      Maxwell Land Grant Co.      Acres






   ---------------------------------------------------------------------------------------------------------------------------------
Ute Creek
Ranch Company 878 2/2/1902  Q   229        13 & 14     27 N    17 E     Coal and other minerals (Timber  520
                                                                        rights conveyed to Jeanne Soden
             1391 8/16/1919 44  289                                     in Deed recorded in Book 102,
                                                                        Page 249)
   ---------------------------------------------------------------------------------------------------------------------------------
Joseph
Jackson,
et al.        886 3/1/1902  Q   232        9& 10       27 N    17 E     Minerals & Oil                   355

   --------------------------------------------------------------------------------------------------------------------------------



                                                         EXHIBIT A
Original   Deed                     Deed Recorded                          Location of Land  Rights Reserved by            Approx.
Grantee     No.       Date        Book Page                   Sections            Twp.Range       Maxwell Land Grant Co.   Acres


----------------------------------------------------------------------------------------------------------------------------------
William B.
Hickman       1553    5/3/1946    80     600    10 & 3                26 N             19 E            Oil                   202
------------------------------------------------------------------------------------------------------------------------------------
John H. Harris
Walter S.      866    ll/25/l901   Q     219  1,2,3,4,5, & 6,         26 N             23E                  ,Minerals,     10,564
McCloud                                       7 to 18 inclusive                                        Oil
                                                                      26N              22E
                                              1, 2 & 12
------------------------------------------------------------------------------------------------------------------------------------
Red River
Cattle Co.   1262     1/1/1911     W    313   19 to 36 inclusive     26 N             23 E            Coal, Minerals & Oil  21,972
                                              24, 25 & 36            26N              22E
                                              2 to 11 inclusive      25N              23E
                                              14 to 23 inclusive
                                              1 & 12                 25N              22E
------------------------------------------------------------------------------------------------------------------------------------








                                                         EXHIBIT A
  ----------------------------------------------------------------------------------------------------------------------------------
Original             Deed         Date         Deed Recorded      Location of Land           Rights Reserved by        Approx.
Grantee              No.                                        Sections    Twp.  Range    Maxwell Land Grant Co.      Acres
                                                 Book Page
  ----------------------------------------------------------------------------------------------------------------------------------
Mrs. Cornelia M.     11        1/8/1889       J         540      16       27 N    21 E         Coal, Minerals           120
Gale
Mrs. Sarah Brooks

  ----------------------------------------------------------------------------------------------------------------------------------
Marion Littrell     228       5/24/1892       Q         19       16 & 21 27 N     21 E         Coal, Minerals             80
  ----------------------------------------------------------------------------------------------------------------------------------
Marion Littrell
J. C. Gale          287       5/9/1893        Q         20       16, 17, 20,
                                                                 21, 28 & 29 27 N 21 E         Coal, Minerals          1,600
  ---------------------------------------------------------------------------------------------------------------------------------





                                                  INTENTIONALLY LEFT BLANK




                                                         EXHIBIT A

   ---------------------------------------------------------------------------------------------------------------------------------
   Original Deed          Deed Recorded           Location of Land                            Rights Reserved by       Approx.
   Grantee  No.  Date      Book Page        Section    Twp.     Range                         Maxwell Land Grant Co.    Acres



                                                              INTENTIONALLY LEFT BLANK
   ---------------------------------------------------------------------------------------------------------------------------------
Henry Smith 12  12/13/1889   Q   43     10,11 & 15    31 N     24E                      Coal& Minerals                  716
                                                                                      (coal and other minerals)
                                                                                      (Coal was conveyed to
                                                                                       Charles Springer in Deed
                                                                                       1040, recorded in Book X,
                                                                                       Page 120)
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                  INTENTIONALLY LEFT BLANK
   ---------------------------------------------------------------------------------------------------------------------------------
R. P. Letton 99 9/25/1890  M  329     26 & 35       31N       23E                    Coal & Minerals                      160
W. H. Letton
   ---------------------------------------------------------------------------------------------------------------------------------
Frederick
Rohr       199 9/2/1891   M   473     13           31 N      23 E                  Coal & Minerals (coal and              48
                                                                                    other minerals)
   ---------------------------------------------------------------------------------------------------------------------------------
Walter F.
Piper     776 12/24/1900 Q   190     26 & 27       32 N      24 E                   Minerals                             404
   ---------------------------------------------------------------------------------------------------------------------------------
T. F.
McAuliffe 797 3/20/1901  Q   193    12, 13 & 25    29 N      23 E                    Oil                               1,100
   ---------------------------------------------------------------------------------------------------------------------------------
John
Baldwin   815  6/5/1901  Q   197     4              30N      24E                     Oil                                 213
   ---------------------------------------------------------------------------------------------------------------------------------








                                                         EXHIBIT A
   ---------------------------------------------------------------------------------------------------------------------------------
   Original           Deed  Date    Deed Recorded               Location of Land                Rights Reserved by        Approx.
   Grantee            No.             Book  Page   Sections            Twp.       Range         Maxwell Land Grant Co.    Acres
   ---------------------------------------------------------------------------------------------------------------------------------
David Howarth         858  11/2/1901   Q    215    5 & 6               30 N       24 E      Coal, Minerals & Oil              628
   ---------------------------------------------------------------------------------------------------------------------------------
Mathias B., A.
Claude, C. T.
and Frank Stockton    895  5/16/1902   Q    238   14, 15, 16, 21, 22,  30 N       23 E      Coal, Minerals & Oil            3,003
                                            (may  26, 27, 28, 34, 35                         (coal and other minerals)
                                            be
                                            287)
   ---------------------------------------------------------------------------------------------------------------------------------
Alfred W. Manby      925  10/27/1902   U    126   29, 30, 31 & 32       29 N      24 E       Coal & Minerals                9,247
                                                  25, 34, 35, 36        29 N      23 E
                                                   5 ,6 7               29 N      24 E
                                                   1, 2, 3, 10, 11, 12,
                                                  13, 14, 15, 16, 21,
                                                  22, 23, 27, 28
   ---------------------------------------------------------------------------------------------------------------------------------
S. A. Wiseman        1148  8/13/1907   W    149   10, 11, 14, 15,22,    31 N      23 E       Minerals & Oil              1,808.88
                                                  23                                         (coal and other minerals
                                                                                             (Coal excluded - Conveyed
                                                                                             to Charles Springer
                                                                                             in Book X, Page 120)
   ---------------------------------------------------------------------------------------------------------------------------------
Frederick Dahrens    1169 11/28/1907   W    227        6                30 N      23 E       Minerals                        137
   ---------------------------------------------------------------------------------------------------------------------------------
Watson Spencer       1187 5/5/1908     W    197        1 & 12           29 N      23 E       Oil                             758
   ---------------------------------------------------------------------------------------------------------------------------------
0. H. B. Turner      1425 1/9/1923    50    639        1, 2, 11 & 12    30 N      23 E       Oil                             802
   ---------------------------------------------------------------------------------------------------------------------------------



                                                   EXHIBIT A


   --------------------------------------------------------------------------------------------------------------------------------
Original           Deed      Date      Deed Recorded                Location of Land               Rights Reserved by        Approx.
Grantee            No.                                Sections                Twp.  Range          Maxwell Land Grant Co.    Acres
                                        Book Page
   --------------------------------------------------------------------------------------------------------------------------------
E. T. Springer    1488    1/9/1931      61    500      27, 28, 32, 33, 34,    29 N  22 E          Coal, Minerals & Oil       27,199
                                                       35
                                                                              28N   23E
                                                        3, 4, 5, 6, 7, 8, 9,
                                                      16, 19, 20, 21, 28,
                                                      29, 30

                                                       1, 2, 3, 4, 5, 8, 9,   28N   22E
                                                       10, 11, 12, 13, 14,
                                                       15, 16, 21, 22, 23,
                                                       24, 25, 26, 27, 28,
                                                       29, 32, 33, 34, 35
                                                       &36
   ---------------------------------------------------------------------------------------------------------------------------------
P. F. King
John C. Taylor   1178     3/6/1908     W      196      20, 21, 22, 23, 26,   25 N   23 E             Oil                     6,685
   ---------------------------------------------------------------------------------------------------------------------------------
John C. Taylor   1244    12/23/1909    W      245      5, 8, 17 & 20         24 N   23 E             Coal, Minerals & Oil    1,502
   ---------------------------------------------------------------------------------------------------------------------------------
Red River
Cattle Co.       1263   1/20/1911     43      196      7, 18 & 19            24 N   23 E             Coal, Minerals & Oil    7,736
   ---------------------------------------------------------------------------------------------------------------------------------
Kosia F. Mayo     805   4/18/1901      W      43       4                     27 N   23 E             Oil                        20
   ---------------------------------------------------------------------------------------------------------------------------------
James H. Power    867  12/21/1901      Q     220       8                     27 N   23 E             Coal & Minerals            40
   ---------------------------------------------------------------------------------------------------------------------------------
Thomas F. Rogers  870  12/31/1901      Q     223       8                     27 N   23 E             Coal & Minerals            40
   ---------------------------------------------------------------------------------------------------------------------------------
Sidney H. Rogers  871  12/31/1901      Q     222       8                     27 N   23 E             Coal & Minerals           160
   ---------------------------------------------------------------------------------------------------------------------------------
Red River
Ditch Co.         872  12/31/1901      Q     225      33                     28 N   23 E             Coal & Minerals            78
   ---------------------------------------------------------------------------------------------------------------------------------
C. W. Cruise      908    9/2/1902      Q     255       4                     27 N   23 E             Coal & Minerals            80
   --------------------------------------------------------------------------------------------------------------------------------
G. W. Rogers      912   9/27/1902      W     19        8                     27 N   23 E             Coal & Minerals            80
   --------------------------------------------------------------------------------------------------------------------------------



                                    EXHIBIT A







   ---------------------------------------------------------------------------------------------------------------------------------
Original        Deed      Date     Deed Recorded            Location of Land                     Rights Reserved by        Approx.
Grantee         No.                   Book Page     Sections              Twp.  Range            Maxwell Land Grant Co.    Acres
   ---------------------------------------------------------------------------------------------------------------------------------
Phillip M.
Davenport       927       1/20/1903    W   217       4                    27 N  23 E            Coal, Minerals & Oil             120
   ---------------------------------------------------------------------------------------------------------------------------------
S. H. Rogers   1027       6/15/1905    W    41       7, 18, 19            27 N  24 E            Coal, Minerals & Oil           4,403
                                                     11, 12, 13, 14, 15   27 N  23 E
                                                     16, 21, 22, 23, 24
   ---------------------------------------------------------------------------------------------------------------------------------
S. H. Rogers   1082        1/2/1907    W    86       16, 17 & 18          27 N  23 E            Coal                             832
   ---------------------------------------------------------------------------------------------------------------------------------
John Blewett   1084      12/29/1906    W    91       33                   28 N  23 E            Coal & Minerals                   81
   ---------------------------------------------------------------------------------------------------------------------------------
G. W. Rogers   1087      1/23/1907     W   243        9                   27 N  23 E            Minerals & Oil                    80
   --------------------------------------------------------------------------------------------------------------------------------
Rudolph
Miller August  1195      6/9/1908      W   204       6 & 7                27 N  24 E            Coal, Minerals & Oil           5,027
                                                     1, 2, 3, 4, 9, 10    27 N  23 E
                                                     11, 12
   ---------------------------------------------------------------------------------------------------------------------------------
E. R. Manning  1355    12/12/1916     43    15       31,32 & 33           28 N  23 E            Oil                              868
                                                     5                    27 N  23 E
   ---------------------------------------------------------------------------------------------------------------------------------
Henry M.
Porter          778     12/1/1900     59   199       12, 13,24,25,35,36  25 N  21 E            One-half of all Oil           22,413
                                                     18, 19, 30, 31, 32  25 N  22 E
                                                     33
                                                     1, 2, 3, 4, 5, 6, 7 24 N  21 E
                                                     8, 9, 10, 11, 12
                                                     13, 14, 15, 16, 17,
                                                     18, 19, 20, 21, 22,
                                                     23, 24, 29, 30
                                                     4, 5, 6, 7, 8, 17   24 N  22 E
                                                     18, 19, 20
   --------------------------------------------------------------------------------------------------------------------------------
M. W. Mills     934     3/25/1903     W    281       10                   24 N  22 E            Coal & Minerals                  640
   ---------------------------------------------------------------------------------------------------------------------------------




                                    EXHIBIT A



   ---------------------------------------------------------------------------------------------------------------------------------
Original         Deed     Date      Deed Recorded                 Location of Land             Rights Reserved by        Approx.
Grantee          No.                                     Sections    Twp.         Range        Maxwell Land Grant Co.       Acres
                                   Book        Page
   ---------------------------------------------------------------------------------------------------------------------------------
Andrew Hem      950    6/15/1903    W         226        23 & 26      25 N         22 E        Minerals &                         36
   ---------------------------------------------------------------------------------------------------------------------------------
Red River
Cattle Co.      953     5/1/1903   43         193        3 & 4        24 N         22 E         Coal, Minerals & Oil             348
   ---------------------------------------------------------------------------------------------------------------------------------
F. C.Peterson   993    2/23/1904    Q         294        3 & 4        24 N         22 E         Coal & Minerals                  156
   ---------------------------------------------------------------------------------------------------------------------------------
Anastacio
Herrera        1076   11/17/1906   W           84         23          25 N         22 E         Coal, Minerals & Oil              28
   --------------------------------------------------------------------------------------------------------------------------------
J. M.
Caldwell       1192    4/29/1908   W          213         13          25 N         22 E         Oil                               80
   ---------------------------------------------------------------------------------------------------------------------------------
E.W. Calley    1200    7/16/1908   W          206         25          25 N         22 E         Oil                               40
   ---------------------------------------------------------------------------------------------------------------------------------
Mrs. J.H.
Shanks         1219   3/16/1909    W          231         23          25 N         22 E         Oil                               39
   --------------------------------------------------------------------------------------------------------------------------------
A. H. West     1245   2/18/1910    W          251         24          25 N         22 E         Coal, Minerals & Oil              40
   ---------------------------------------------------------------------------------------------------------------------------------
Charles
Hortenstein    1268    7/5/1911    W          269        13 & 14      25 N         22 E         Coal & Minerals                  240
   ---------------------------------------------------------------------------------------------------------------------------------
J. D.
Archuleta      1282   1/7/19 13    W          317        21           25 N         22 E         Coal & Minerals                   20
   ---------------------------------------------------------------------------------------------------------------------------------
Anastacio
Herrera       1287    2/1/19 13    W         283         23           25 N         22 E         Coal, Minerals & Oil              54
   ---------------------------------------------------------------------------------------------------------------------------------
L. L.Cahill   1360    1/30/1917    43         91         28           25 N         22 E         Coal, Minerals & Oil              33
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                     INTENTIONALLY LEFT BLANK
   ---------------------------------------------------------------------------------------------------------------------------------
John Gallagher 880    1/17/1902    Q         228   16, 17, 19,        27 N         16 E         Coal, Minerals, Oil            3,009
                                                   20 , 21. 26
                                                   27, 28, 29, 30,
                                                   31, 32, 33





                                    EXHIBIT A

------------------------------------------------------------------------------------------------------------------------------------
Original     Deed    Date     Deed Recorded               Location of Land                         Rights Reserved by        Approx.
Grantee      No.                              Sections                 Twp.            Range       Maxwell Land Grant Co.    Acres
                               Book Page
------------------------------------------------------------------------------------------------------------------------------------
Mary Witt   929   2/18/1903   Q      256      31                    27 N             16 13           Coal, Minerals & Oil      997
                                              36                    27 N             15E
                                              1                     26 N             1513
------------------------------------------------------------------------------------------------------------------------------------
Ute Creek
Ranch Co.  996    4/15/1904  W         6      34 & 35              26 N             16 E            Minerals & Oil             2,615
                                              2, 3, 10             25 N             16 E
-----------------------------------------------------------------------------------------------------------------------------------
Herman
Froelick  1006     9/6/1904  W        13      24, 25 & 36          27 N             15 13           Minerals                     915
------------------------------------------------------------------------------------------------------------------------------------
Ute Creek
Ranch Co. 1031    8/10/1905  W        39      31,32 & 33           26 N             16 E            Coal, Minerals & Oil      10,260
                                              35, 36               26 N             15 E
                                              1, 2, 11, 12, 13     25 N             15 E
                                              4, 5, 6, 7, 8, 9,    25 N             16 E
                                              16, 17, 18
------------------------------------------------------------------------------------------------------------------------------------
David B.
Cole      1405    8/28/1920  46      381      35 & 36              27 N             15 E l5E        Coal, Minerals & Oil       1,000
------------------------------------------------------------------------------------------------------------------------------------
D. B.
Cole      1440     8/6/1923                   1, 2, 13, 13, 24     26 N             15 13           Coal, Minerals & Oil         355
------------------------------------------------------------------------------------------------------------------------------------
Harry B.
Riley     1500    1/10/1934 64       528     13                    26 N             15 E            Coal, Minerals & Oil           8
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  INTENTIONALLY LEFT BLANK

------------------------------------------------------------------------------------------------------------------------------------
O. P.
Pesman    881     2.18.1902  Q      199      20                    27 N             22 E            Coals & Minerals             160







                                    EXHIBIT A



   --------------------------------------------------------------------------------------------------------------------------------
Original    Deed     Date     Deed Recorded                           Location of Land                 Rights Reserved by    Approx.
Grantee     No.                                     Sections                  Twp.           Range     Maxwell Land Grant Co. Acres
                              Book        Page
   ---------------------------------------------------------------------------------------------------------------------------------
Daniel W.
Jackson    1179    3/10/1908    W         198        19 & 20                 27 N             23 E     Coal, Minerals & Oil      381
   ---------------------------------------------------------------------------------------------------------------------------------
E. R.
Manning    1204    6/22/1908    W         225        7, 24 & 27              27 N             22 13    Oil                       238
   ---------------------------------------------------------------------------------------------------------------------------------
Wm. Van
Bruggen    1205    6/29/1908    W         222        2                       26 N             2213     Oil                        80
   ---------------------------------------------------------------------------------------------------------------------------------
A.L.
Hobbs      1242    11/1/1909    W         241        19 & 20                 27 N             24 E     Coal, Minerals & Oil    8,298
                                                     19, 20, 21, 22, 23      27 N             23 E
                                                     24, 25, 26, 27, 28
                                                     29, 30, 31, 32, 33
                                                     34, 35, 36
   ---------------------------------------------------------------------------------------------------------------------------------
John
Morrow      896    5/20/1902    Q         240        26, 34, 35              32 N             24 E     Minerals                  821
T. D. Leib                                (may be    2, 3                    31 N             24 E
                                           239)
   ---------------------------------------------------------------------------------------------------------------------------------
Dolan B.
Smith      1005  9/12/1904      U         591        19, 20, 21, 28, 29,     32 N             23 E    Coal and other minerals  5,361
                                                     30, 32, 33, 34
                                                     3, 4, 5, 10             31 N             23 E
   ---------------------------------------------------------------------------------------------------------------------------------
John
Lillie      686    11/21/1899   Q         150        22, 27                  32 N             24 E    Coal and other minerals    160
   ---------------------------------------------------------------------------------------------------------------------------------
Frank E.
Anderson    332  8/6/1894       0         111        22, 23, 26, 27          32 N             24 E    Coal and other minerals    309
   --------------------------------------------------------------------------------------------------------------------------------
William
Linwood     430  3/19/1897      Q         122        17, 18, 19, 20          31 N             24 E   Coal and all other minerals 150
   --------------------------------------------------------------------------------------------------------------------------------






                                          EXHIBIT A


   ---------------------------------------------------------------------------------------------------------------------------------
Original      Deed     Date       Deed Recorded                 Location of Land                Rights Reserved by        Approx.
Grantee       No.                                    Sections             Twp.  Range           Maxwell Land Grant Co.     Acres
                                  Book   Page
   ---------------------------------------------------------------------------------------------------------------------------------
William
Linwood      91     9/11/1890    N         310        17, 18, 19,20   31 N        24 E         Coal and other minerals         250





   ---------------------------------------------------------------------------------------------------------------------------------
Fred Rohr   307     12/5/1893    N         428        13, 24          31 N        23 E       Coal and other minerals
                                                                                             (Describes land totaling 116/2/3
                                                                                              acres.  Coal rights in N 1/2
                                                                                              of Section 13 conveyed to Charles
                                                                                              Springer in Deed 1040 recorded
                                                                                              in book X Page 120)


   ---------------------------------------------------------------------------------------------------------------------------------
John L.
Laub        612     1/19/1899    Q         129        23, 24          31 N        23 E
                                                                                               Coal and other minerals            57
                                                                                              (Coal and other minerals in
                                                                                               1200' x 800' feet was conveyed to
                                                                                               Richard Mc Michael in Deed
                                                                                               1062 Book W, Page
                                                                                               71.  Coal in portion of land in Sec.
                                                                                               23, T31N-R23E was conveyed to
                                                                                               recorded in Book X, Page 120)


All rights reserved by Grantor in each of the deeds listed below covering lands in Colfax County, New Mexico and not subsequently conveyed to a third party in a subsequent deed recorded in the Colfax County records. The information listed under the headings "Location of Land" and "Rights Reserved by Maxwell Land Grant Co." is intended as a general description only, and the parties intend that Grantor convey to Grantee all rights that actually were reserved by it in each deed that is referenced by Book and Page under the heading "Deed Recorded" (and retained by Grantor), as to the lands specifically described in each such deed.

  ----------------------------------------------------------------------------------------------------------------------------------
           Original             Deed         Date         Deed Recorded       Location of Land         Rights Reserved by    Approx.
                                                                                                        Maxwell Land
           Grantee              No.                                        Sections    Twp.  Range     Grant Co.             Acres
                                                            Book Page
  ----------------------------------------------------------------------------------------------------------------------------------
    Herman Mutz                 130      12/13/1890     K         439     25 & 35         28 N    15 E     Coal, Minerals      275

                                                                           30             28N     16E
  ----------------------------------------------------------------------------------------------------------------------------------
   James Scully                738       6/25/1900      Q         175      12             27 N    15 E     Minerals            149
  ----------------------------------------------------------------------------------------------------------------------------------
   Herman Mutz                 793       2/18/1901      Q         192      25, 26, 35, 36 28 N    15 E     Minerals          1,310
  ----------------------------------------------------------------------------------------------------------------------------------
   Herman Mutz                 456       7/3/1897       Q         56       2              27 N    15 E     Coal & Minerals     200
  ----------------------------------------------------------------------------------------------------------------------------------